                                                            EXECUTION


                                  CALMAR INC.
                                FIRST AMENDMENT
                              TO CREDIT AGREEMENT



     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 4, 1996 and entered by and among Calmar Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), Mellon Bank, N.A. ("MELLON"), and Banque Indosuez
("INDOSUEZ"), and is made with reference to that certain Credit Agreement dated as of August 18, 1995 (the "CREDIT AGREEMENT"), by and among Company, Pearl Street L.P., Bankers Trust Company, the financial institutions listed on the signature pages thereto, Goldman, Sachs & Co. as syndication agent, Bankers Trust Company, as administrative agent (Bankers Trust Company resigned as administrative agent effective on the close of business on August 18, 1995, and Mellon Bank, N.A. became the successor administrative agent), and Mellon Bank, N.A. as documentation and collateral agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                 RECITALS

     WHEREAS, Mellon desires to resign as Administrative Agent, Collateral Agent, Documentation Agent, Swing Line Lender and Issuing Lender;

     WHEREAS, Company and Lenders desire to (i) provide for Indosuez to succeed Mellon as Administrative Agent, Collateral Agent, Documentation Agent, Swing Line Lender and Issuing Lender, (ii) provide for Mellon's Assignment to Indosuez of its Revolving Loan Commitment, (iii) provide for the cancellation of any outstanding Letters of Credit issued by Mellon pursuant to the Credit Agreement, and the issuance of Letters of Credit by Indosuez in substitution therefor and
(iv) amend the Credit Agreement to decrease the Revolving Loan Commitments by $8,000,000 to $12,000,000, amend certain negative covenants including the financial covenants and make certain other amendments thereto as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                      AMENDMENTS TO THE CREDIT AGREEMENT

1.1 AMENDMENTS TO SECTION 1: DEFINITIONS.
    ------------------------------------

    A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

         "COMPANY PREFERRED STOCK" means the Series A Preferred Stock and Series B Preferred Stock of Company and any other class of preferred stock which may be issued by Company from time to time with the consent of Requisite Lenders.


    B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Consolidated Current Liabilities", "Issuing Lender" and "Permitted Joint Venture" in their entirety and substituting the following therefor:

          "CONSOLIDATED CURRENT LIABILITIES" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, including any Revolving Loans outstanding which would be classified as current liabilities in conformity with GAAP and excluding (i) any accrued but unpaid Transaction Costs and (ii) the current portion of any Indebtedness for borrowed money which by its terms matures more than one year from, or is directly renewable or extendable at the option of Company to a date more than one year from, the date of creation thereof.

          "ISSUING LENDER" means Banque Indosuez.

          "PERMITTED JOINT VENTURES" means a Subsidiary engaged in substantially the same line of business as Company and its Subsidiaries on the date hereof in which (i) at least 51% of the outstanding equity interests are owned by Company or a Wholly Owned Subsidiary of Company, (ii) any equity interests not owned by Company or a Wholly Owned Subsidiary of Company (other than Regulatory Shares) are beneficially owned by non-Affiliates of Company and (iii) Company or a Wholly Owned Subsidiary, as a general partner or otherwise, controls the management, operations and policies."


1.2 AMENDMENT TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.
    ------------------------------------------------------------------

     Subsection 2.1A(iii) of the Credit Agreement is hereby amended by deleting the reference to "$20,000,000" contained therein and substituting
"$12,000,000" therefor.

1.3 AMENDMENTS TO SECTION 7: COMPANY'S  NEGATIVE COVENANTS.
    ------------------------------------------------------

     A. INVESTMENTS. Subsection 7.3(vi) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:


        "(vi) Company may make and own Investments consisting of notes received from employees of Company and its Subsidiaries (a) in connection with, and in an amount not to exceed the purchase price of, their purchase of Company Common Stock or Company Preferred Stock, provided such notes are secured by the Company Common Stock or Company Preferred Stock being purchased with the proceeds thereof and (b) to the extent approved by the Board of Directors, for any reasonable purpose to all employees not to exceed $150,000 in aggregate amount outstanding at any time."

     B. RESTRICTED JUNIOR PAYMENTS. Subsection 7.5 shall be amended by deleting in its entirety and substituting the following therefor:

         "Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that Company may (i) make regularly
                                    --------
     scheduled payments of principal and interest in respect of the Unsecured Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in the Unsecured Subordinated Note Indenture, as the Unsecured Subordinated Note Indenture may be amended from time to time to the extent permitted under subsection 7.15, (ii) make, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, payments to purchase Company Common Stock, Company Preferred Stock or options, warrants or rights to purchase or acquire Company Common Stock or Company Preferred Stock (and payments of accrued and unpaid dividends in connection with any such purchase of Company Preferred Stock) to officers or employees or former officers or employees (or their trusts, estates or estate beneficiaries) upon death, disability, retirement or termination of employment from Company or its Subsidiaries not to exceed $1,000,000 during each fiscal year, plus the amount of any Cash proceeds received by Company
                       ----
     from the sale of Company Common Stock or Company Preferred Stock to officers or employees of Company or its Subsidiaries within such fiscal year, provided that in no event shall the aggregate of all such payments
           --------
     made after the Closing Date exceed $5,000,000 plus the amount of any Cash
                                                   ----
     proceeds received by Company from the sale of Company Common Stock or Company Preferred Stock to officers or employees of Company or its Subsidiaries after the Closing Date; and (iii) issue shares of Company Common Stock or Company Preferred Stock (and warrants to purchase Company Common Stock or Company Preferred Stock) in exchange for all of the outstanding shares of the Series A Preferred Stock and Series B Preferred Stock of Company and all accrued dividends thereon."

      C. MINIMUM INTEREST COVERAGE RATIO. Subsection 7.6a of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:




                               MINIMUM INTEREST
     DATE                       COVERAGE RATIO


September 30, 1996              1.80 : 1.00

December 31, 1996               1.70 : 1.00

March 31, 1997                  1.70 : 1.00

June 30, 1997                   1.70 : 1.00

September 30, 1997              1.75 : 1.00

December 31, 1997               1.75 : 1.00

March 31, 1998                  1.75 : 1.00

June 30, 1998                   1.75 : 1.00

September 30, 1998              1.80 : 1.00

December 31, 1998               1.85 : 1.00

March 31, 1999                  1.85 : 1.00

June 30, 1999                   1.90 : 1.00

September 30, 1999              1.95 : 1.00

December 31, 1999               2.05 : 1.00

March 31, 2000                  2.05 : 1.00

June 30, 2000                   2.05 : 1.00

September 30, 2000              2.10 : 1.00

December 31, 2000               2.15 : 1.00

March 31, 2001                  2.15 : 1.00

June 30, 2001                   2.20 : 1.00

September 30, 2001              2.25 : 1.00

December 31, 2001               2.35 : 1.00



                              MINIMUM INTEREST
    DATE                       COVERAGE RATIO


March 31, 2002                  2.35 : 1.00

June 30, 2002                   2.40 : 1.00

September 30, 2002              2.45 : 1.00

December 31, 2002               2.55 : 1.00

March 31, 2003                  2.55 : 1.00

June 30, 2003                   2.60 : 1.00

September 30, 2003              2.70 : 1.00

December 31, 2003               2.80 : 1.00

March 31, 2004                  2.80 : 1.00


D. MAXIMUM LEVERAGE RATIO. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:



                                  MINIMUM
    DATE                       LEVERAGE RATIO

September 30, 1996              5.35 : 1.00

December 31, 1996               5.50 : 1.00

March 31, 1997                  5.50 : 1.00

June 30, 1997                   5.45 : 1.00

September 30, 1997              5.40 : 1.00

December 31, 1997               5.35 : 1.00

March 31, 1998                  5.35 : 1.00

June 30, 1998                   5.30 : 1.00

September 30, 1998              5.25 : 1.00

December 31, 1998               5.15 : 1.00

March 31, 1999                  5.10 : 1.00

June 30, 1999                   5.00 : 1.00

September 30, 1999              4.80 : 1.00

December 31, 1999               4.65 : 1.00

March 31, 2000                  4.65 : 1.00

June 30, 2000                   4.60 : 1.00

September 30, 2000              4.55 : 1.00

December 31, 2000               4.45 : 1.00

March 31, 2001                  4.40 : 1.00

June 30, 2001                   4.30 : 1.00

September 30, 2001              4.20 : 1.00

December 31, 2001               4.10 : 1.00

March 31, 2002                  4.10 : 1.00

June 30, 2002                   4.05 : 1.00

September 30, 2002              3.95 : 1.00

December 31, 2002               3.85 : 1.00

March 31, 2003                  3.80 : 1.00



                                 MINIMUM
DATE                          LEVERAGE RATIO
June 30, 2003                   3.70 : 1.00

September 30, 2003              3.60 : 1.00

December 31, 2003               3.40 : 1.00

March 31, 2004                  3.40 : 1.00

 E. MINIMUM CONSOLIDATED EBITDA. Subsection 7.6c of the credit agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                  MINIMUM
                               CONSOLIDATED
YEAR                              EBITDA
1996                            $43,500,000
1997                            $45,500,000
1998                            $47,000,000



1.4     SUBSTITUTION OF SCHEDULES.
        -------------------------

     Schedule 2.1 to the Credit Agreement is hereby amended by deleting it in
     ------------
its entirety and substituting therefor a new Schedule 2.1 in the form of Annex A
                                             ------------                -------
to this Amendment.


                                      2.
               SUBSTITUTION OF INDOSUEZ AS ADMINISTRATIVE AGENT
              AND COLLATERAL AGENT; ASSIGNMENT OF REVOLVING LOAN
                COMMITMENTS; SUBSTITUTION OF LETTERS OF CREDIT


2.1     SUBSTITUTION OF INDOSUEZ AS LENDER AND AGENT.
        --------------------------------------------
     Mellon hereby resigns as Administrative Agent, Documentation Agent, Collateral Agent and Swing Line Lender, and Requisite Lenders hereby appoint Indosuez (and Indosuez hereby accepts such appointment) as Administrative Agent, Documentation Agent, Collateral Agent and Swing Line Lender. The requirement for 30 days' prior notice of resignation by Mellon as Administrative Agent and Collateral Agent is hereby waived by all parties hereto.

2.2    ASSIGNMENT OF REVOLVING LOAN COMMITMENT.
       ---------------------------------------

     Mellon and Indosuez shall on or before the First Amendment Effective Date enter into an Assignment Agreement, substantially in the form of Exhibit X to
                                                                 ---------
the Credit Agreement, pursuant to which Mellon shall assign to Indosuez Mellon's Revolving Loan Commitment (such Assignment Agreement referred to herein as the "MELLON/INDOSUEZ ASSIGNMENT AGREEMENT").


2.3    OUTSTANDING LETTERS OF CREDIT.
       -----------------------------

     On the First Amendment Effective Date, Indosuez shall become Issuing Lender under the Credit Agreement. On the First Amendment Effective Date, Company shall deliver to Indosuez a Notice of Issuance of Letter of Credit requesting Indosuez, as Issuing Lender, to issue Letters of Credit to replace any outstanding Letters of Credit issued by Mellon. All outstanding Letters of Credit issued by Mellon shall be returned to Mellon for cancellation on the First Amendment Effective Date or as soon thereafter as practicable. If required by Mellon, Indosuez shall issue a Letter of Credit under the Credit Agreement to Mellon to support Mellon's obligations under any outstanding Letters of Credit issued by Mellon which are not returned for cancellation on the First Amendment Effective Date.

                                      3.
                          CONDITIONS TO EFFECTIVENESS

     Notwithstanding anything to the contrary herein, this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

     A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Indosuez, as Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

       (1) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date;

       (2) Copies of its Bylaws, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary;

       (3) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, the New Notes (as such term is defined below) and the Mortgage Amendments (as such term is defined below), certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

       (4) Signature and incumbency certificates of its officers executing this Amendment, the New Notes and the Mortgage Amendments;

       (5) Executed copies of this Amendment, the New Notes and the Mortgage Amendments; and

       (6) (i) a new Revolving Note payable to Indosuez, substantially in the form of Exhibit V to the Credit Agreement, in the principal amount of Indosuez's
        ---------
Revolving Loan Commitment, and (ii) a new Swing Line Note (such new Revolving Note and such new Swing Line Note being the "NEW NOTES") payable to Indosuez, substantially in the form of Exhibit VI to the Credit Agreement, in the
                             ----------
principal amount of the Swing Line Loan Commitment, in each case with appropriate insertions and executed by Company.

        B. Company shall have (i) prepaid any outstanding Swing Line Loans made by Mellon in its capacity as Swing Line Lender and (ii) made any prepayment of the Revolving Loans necessary so that the Total Utilization of Revolving Loan Commitments does not exceed the Revolving Loan Commitments under the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

        C. Indosuez shall have received from Company, for distribution to each Lender holding AXELs that has executed and delivered this Amendment on or prior to October 22, 1996, an amendment fee in an amount equal to 0.25% of the AXEL Exposure of such Lender.

        D. Mellon shall have delivered to Indosuez all items of Collateral described in Annex B hereto.
             -------
        E. Indosuez, as successor Collateral Agent, shall have received duly executed (and acknowledged) amendments (collectively, the "MORTGAGE AMENDMENTS") to all Mortgages, in each case in form and substance satisfactory to Indosuez and its counsel and reflecting the assignment of the interest of Mellon as Collateral Agent and mortgagee to Indosuez.

        F. Indosuez, as successor Collateral Agent, shall have received duly executed UCC-3 assignment statements relating to all UCC-1 financing statements filed in connection with the Collateral Documents, in each case reflecting the assignment of the interest of Mellon as Collateral Agent to Indosuez.

        G. Indosuez shall have received all documents or instruments (duly executed where appropriate) necessary or advisable, in the opinion of Indosuez and its counsel, to maintain perfected security interests in favor of Indosuez, as successor Collateral Agent, in the Collateral under the Company Trademark Security Agreement and the Company Patent Security Agreement, together with any cover sheets for filing such documents or instruments with the United States Patent and Trademark Office.

        H. Indosuez shall have received all documents or instruments (duly executed where appropriate), and Company and Mellon shall have taken all actions, necessary or advisable, in the opinion of Indosuez and its counsel, to maintain perfected security interests in favor of Indosuez, as successor Collateral Agent, in all of the Collateral pledged under the Company Pledge Agreement.

        I. Indosuez shall have received certificates from Company's insurance broker or other evidence satisfactory to it that Indosuez, as successor Collateral Agent, has been named as loss payee, to the extent required under subsection 6.4 of the Credit Agreement, under such policies of insurance as are required to be maintained pursuant to such subsection.

        J. Company and Mellon shall have taken such other actions and delivered to Indosuez such other documents as Indosuez may reasonably request
(i) to maintain Collateral Agent's perfected security interests, and the priority thereof, in all of the Collateral in favor of Indosuez as successor Collateral Agent and (ii) to evidence Mellon's resignation as, and Indosuez's appointment as, Administrative Agent, Documentation Agent, Collateral Agent and Swing Line Lender, and all such documents shall be in form and substance satisfactory to Indosuez and its counsel.

        K. The "Settlement Date" under the Mellon/Indosuez Assignment Agreement shall have occurred.

        L. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Mellon or Indosuez, acting on behalf of Lenders, and their respective counsel shall be satisfactory in form and substance to Indosuez and such counsel, and Indosuez and such counsel shall have received all such counterpart originals or certified copies of such documents as Indosuez may reasonably request.

                                      4.
                   COMPANY'S REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

        A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement and the Amended Mortgages, and to perform its obligations under the New Notes.

       B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the Mortgage Amendments, the performance of the Amended Agreement and the Amended Mortgages, and the issuance, delivery and payment of the New Notes have been duly authorized by all necessary corporate action on the part of Company.

       C. NO CONFLICT. The execution and delivery by Company of this Amendment, the New Notes and the Mortgage Amendments and the performance by Company of the Amended Agreement, the New Notes and the Amended Mortgages do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

       D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the Mortgage Amendments, the performance by Company of the Amended Agreement and the Amended Mortgages, and the issuance, delivery and payment of the New Notes do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

       E. BINDING OBLIGATION. This Amendment and the Amended Agreement and the Amended Mortgages and the New Notes have been duly executed and delivered by Company and are, when executed and delivered, will be, the legally valid and binding obligations of Company enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

       F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

       G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                      5.
                                 MISCELLANEOUS

       A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

           (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder"
"hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words or like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

           (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

       B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

       C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.


       D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

       E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterpart and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, Mellon, Indosuez and Requisite Lenders and receipt by Company and Indosuez of written or telephonic notification of such execution and authorization of delivery thereof.


                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                CALMAR INC.
                                By:   /s/ C.R. Huebner
                                      --------------------------------------
                                      Name:  C.R. Huebner
                                      Title: Executive Vice President & CFO


                                MELLON BANK, N.A.,
                                as a Lender and as Administrative Agent, Collateral Agent, Documentation Agent, Swing Line Lender and Issuing Lender


                                By:   /s/ John H. Gibney
                                      --------------------------------------
                                      Name:  John  H. Gibney
                                      Title: Vice President

                                BANQUE INDOSUEZ,
                                as a Lender and as successor Administrative
                                Agent, Collateral Agent, Documentation Agent, Swing Line Lender and Issuing Lender


                                By:  /s/ Patricia Frankel
                                      --------------------------------------
                                      Name:
                                      Title:


                                By:  /s/ Haynes R. Chidsey
                                      --------------------------------------
                                      Name:  Haynes R. Chidsey
                                      Title:

                                Notice Address:

                                Banque Indosuez
                                New York Branch
                                1211 Avenue of the Americas
                                New York, New York  10036-8701
                                Attention:  Haynes Chidsey

                                CHL HIGH YIELD LOAN PORTFOLIO,
                                A Unit of Chemical Bank,
                                as a Lender

                                By:   /s/ James P. Ferguson
                                      ---------------------------------
                                      Name:  James P. Ferguson
                                      Title: Managing Director


                                INDOSUEZ CAPITAL FUNDING II,
                                LIMITED, as a Lender

                                BY:   INDOSUEZ CAPITAL
                                      LUXEMBOURG,
                                      as Collateral Manager

                                By:   /s/ Francoise Berthelot
                                      ---------------------------------
                                      Name:  Francoise Berthelot
                                      Title: Authorized Signatory


                                MASSACHUSETTS MUTUAL LIFE INSURANCE
                                COMPANY, as a Lender

                                By:   /s/ Richard Morrison
                                      ---------------------------------
                                      Name:  Richard Morrison
                                      Title: Managing Director


                                MASSMUTUAL CORPORATE VALUE
                                PARTNERS LIMITED, as a Lender


                                By:   /s/ Richard Morrison
                                      ---------------------------------
                                      Name:  Richard Morrison
                                      Title: Managing Director

                                        MERRILL LYNCH PRIME RATE PORTFOLIO, as a
                                        Lender

                                        BY:     MERRILL LYNCH
                                                ASSET MANAGEMENT, L.P.,
                                                as Investment Advisor

                                        By:     /s/ Anthony R. Clemente
                                                --------------------------------
                                                Name:  Anthony R. Clemente
                                                Title: Authorized Signatory

                                        MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                        INC., as a Lender

                                        By:     /s/ Anthony R. Clemente
                                                --------------------------------
                                                Name:  Anthony R. Clemente
                                                Title: Authorized Signatory


                                        PILGRIM AMERICA PRIME RATE TRUST,
                                        as a Lender

                                        By:     /s/ Thomas C. Hunt
                                                -------------------------------
                                                Name:  Thomas C. Hunt
                                                Title: Portfolio Analyst


                                        PRIME INCOME TRUST,
                                        as a Lender

                                        By:     /s/ Rafael Scolari
                                                -------------------------------
                                                Name:  Rafael Scolari
                                                Title:

                                        PROTECTIVE LIFE INSURANCE COMPANY,
                                        as a Lender

                                        By:     /s/ Mark K. Okada CFA
                                                ------------------------------
                                                Name:  Mark K. Okada CFA
                                                Title: Executive Vice President

                                       SENIOR DEBT PORTFOLIO,
                                       as a Lender

                                       BY:   BOSTON  RESEARCH, MANAGEMENT AND
                                             RESEARCH, as Investment Advisor

                                       By:   /s/ Barbara Campbell
                                             ------------------------------
                                             Name:   Barbara Campbell
                                             Title:  Assistant Treasurer


                                       VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST,
                                       as a Lender

                                       By:   /s/ Jeffrey W. Maillet
                                             -----------------------------
                                             Name:  Jeffrey W. Maillet
                                             Title: Sr. Vice President &
                                                    Director

                                      ANNEX A


                                    SCHEDULE 2.1
                                   --------------

                                                    PRO RATA SHARE OF
NAME OF LENDER                     AXELs SERIES A   AXELs SERIES A
--------------                     --------------   -----------------

CHL High Yield Loan
 Portfolio                         $ 8,485,714.10         14.28571398%

Indosuez Capital Funding II,
 Limited                           $ 4,808,571.56          8.09523832%

Massachusetts Mutual Life
 Insurance Company                 $ 3,959,604.00          6.66600000%

Massmutual Corporate Value
 Partners Limited                  $ 1,980,396.00          3.33400000%

Merrill Lynch Prime Rate
 Portfolio                         $ 5,374,286.19          9.04761985%

Merrill Lynch Senior Floating
 Rate Fund, Inc.                   $10,465,713.72         17.61904666%

Pilgrim America Prime Rate
 Trust                             $ 2,828,571.58          4.76190501%

Prime Income Trust                 $ 5,940,000.00         10.00000000%

Protective Life Insurance
 Company                           $ 2,545,714.41          4.28571450%

Senior Debt Portfolio              $ 5,940,000.00         10.00000000%

Van Kampen American Capital
 Prime Rate Income Trust           $ 7,071,428.44         11.90476168%


                                                      PRO RATA SHARE OF
NAME OF LENDER                     AXELs SERIES B     AXELs SERIES B
--------------                     --------------     ---------------

CHL High Yield Loan
 Portfolio                         $ 6,364,285.58         14.28571398%

Indosuez Capital Funding II,
 Limited                           $ 3,606,428.42          8.09523778%

Massachusetts Mutual Life



 Insurance Company                 $ 2,969,703.00          6.66600000%




Massmutual Corporate Value
  Partners Limited                 $1,485,297.00    3.33400000%

Merrill Lynch Prime Rate
  Portfolio                        $4,030,714.14    9.04761872%

Merrill Lynch Senior Floating
  Rate Fund, Inc.                  $7,849,286.28   17.61904888%

Pilgrim America Prime Rate
  Trust                            $2,121,428.43    4.76190445%

Prime Income Trust                 $4,455,000.00   10.00000000%

Protective Life Insurance
  Company                          $1,909,285.58    4.28571398%

Senior Debt Portfolio              $4,455,000.00   10.00000000%

Van Kampen American Capital
  Prime Rate Income Trust          $5,303,571.57   11.90476222%



                                                 PRO RATA SHARE OF
NAME OF LENDER    REVOLVING LOAN COMMITMENT    REVOLVING LOAN COMMITMENTS
--------------    -------------------------    --------------------------

Banque Indosuez    $12,000,000                 100%


                                    ANNEX B

                              STOCK CERTIFICATES
                              ------------------


                                                                           NUMBER
                                                  STOCK                   OF SHARES
                                  CLASS OF   CERTIFICATE       PAR        OR  VALUE
 STOCK ISSUER                      STOCK      NUMBERS        VALUE        OF CAPITAL
 ------------                     --------   -----------      -----       ----------
Calmar Plastics Limited            Common             17           None       33,000
Calmar-Albert (U.K.) Limited       Common              9   (Pounds)1.00        6,600


                              INTERCOMPANY NOTES
                              ------------------

DEBT ISSUER                                                   AMOUNT OF INDEBTEDNESS
-----------                                                   ----------------------
Calmar-Albert (U.K.) Limited                                       up to $25,000,000
Calmar-Albert Italia S.R.L.                                        up to $25,000,000
Calmar-Albert France S.A.R.L.                                      up to $25,000,000
Calmar-Albert GmbH                                                 up to $25,000,000
Calmar-Albert Belgium S.A.                                         up to $25,000,000
Monturas S.A.                                                      up to $25,000,000
Calmar Plastics Limited                                            up to $25,000,000
Calmar International Inc.                                          up to $25,000,000
